INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED JULY 18, 2023 TO THE PROSPECTUSES
AND THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2023, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco High Yield Bond Factor ETF (IHYF)
(the “Fund”)
Effective immediately, Jay Raol and James Ong will no longer serve as Portfolio Managers of the Fund. Accordingly, all information and references related to Messrs. Raol and Ong are hereby removed from the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information.
In addition, effective immediately, the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information are revised as described below.
1. The following information replaces in its entirety the table appearing in the section titled “Portfolio Managers” of the Summary Prospectus and in the section titled “Summary Information – Portfolio Managers” of the Statutory Prospectus:
Name	Title with Sub-Adviser/ Adviser/Trust	Date Began Managing the Fund
Noelle Corum, CFA	Portfolio Manager of the Sub-Adviser	November 2020

Jacob Habibi, CFA	Portfolio Manager of the Sub-Adviser	July 2023

2. The following information replaces in its entirety the information appearing in the section titled “Management of the Fund – Portfolio Managers” of the Statutory Prospectus:
Investment decisions for the Fund are made by an investment management team at Invesco Advisers, Inc. (the “Sub-Adviser”). The Sub-Adviser uses a team of portfolio managers, investment strategists and other investment specialists (collectively, the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund. This team approach brings together many disciplines and leverages the Sub-Adviser’s extensive resources.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his or her authority for risk management and compliance purposes that the Sub-Adviser believes to be appropriate.
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund:
•
Noelle Corum, CFA, Portfolio Manager of the Sub-Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception in November 2020. Ms. Corum has been associated with the Sub-Adviser since 2010.
•
Jacob Habibi, CFA, Portfolio Manager of the Sub-Adviser, has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since July 2023. Mr. Habibi has been associated with the Sub-Adviser since 2001.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
3. The following disclosure is added to the section titled “Management - Portfolio Managers” of the Statement of Additional Information:
1

As of July 18, 2023, Mr. Habibi managed no other registered investment companies, no other pooled investment vehicles and no other accounts.
4. The following disclosure is added to the section titled “Management - Portfolio Holdings” of the Statement of Additional Information:
As of July 18, 2023, Mr. Habibi did not beneficially own any securities of the Fund.
Please Retain This Supplement For Future Reference.
IHYF-SUMSTATSAI-SUP 071823